                        CERTIFICATE OF STOCK DESIGNATION

                                       OF

                            CONQUEST INDUSTRIES INC.



         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is CONQUEST INDUSTRIES INC.

         2. The certificate of incorporation of the Corporation authorizes the issuance of 5,000,000 shares of redeemable convertible preferred stock of the Corporation having a par value of ten cents ($.10) per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to fix by resolution or resolutions the designation, number, preferences and relative, participating, optional and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics of each series of Preferred Stock to be issued.

         3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series D issue of the Preferred Stock of the Corporation as follows:

                 RESOLVED: That there shall be created a series of the Preferred Stock of the Corporation, to be designated as "Series D" of such Preferred Stock and to consist of 600,000 shares of such Preferred Stock, which will have relative rights, preferences and limitations as follows:

                 1. DIVIDENDS. The shares of the Series D Preferred Stock shall not entitle the holders thereof to receive any dividends at any time.

                 2.       REDEMPTION.

                          (a)     So long as any shares of Series D Preferred
Stock are outstanding, the Corporation may, at the option of the Board of Directors, at any time or from time to time, redeem all (but not less than all) of the outstanding Series D Preferred Stock pursuant to the provisions hereof. Any redemption pursuant to this Section 2(a) shall be at a redemption price equal to $.3333 per share (payable in cash or other consideration as the Corporation and the holders of a majority of the Series D Preferred Stock may agree). The date of each such redemption is herein referred to as a "Redemption Date".

                          (b)     Notice of every redemption pursuant to
Section 2(a) above shall be sent by first class mail, postage prepaid, to the holders of record of the shares of Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be deposited in the United States mail not less than thirty (30) days in advance of the subject Redemption Date. The holders of the shares of Series D Preferred Stock shall surrender to the Corporation the certificates for the shares of Series D Preferred Stock; provided, that on and after the Redemption Date, unless default shall be made by the Corporation in providing monies to the holders of record of Series D Preferred Stock for the payment of the redemption price, all rights of the holders of shares of Series D Preferred Stock as stockholders of the Corporation with respect to the Series D Preferred Stock, except the right to receive the redemption price, shall cease and terminate and such shares shall no longer be outstanding whether or not the certificates for the shares so redeemed have been received by the Corporation.

                 3. RIGHTS ON LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of the Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from stated capital, capital surplus, earned surplus or other amounts, after payment in full of all amounts payable on liquidation, dissolution or winding up to the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, but before any payment shall be made to the holders of any Common Stock, or any other class of stock ranking, as to liquidation, dissolution or winding up, junior to the Series D Preferred Stock, an amount equal to $.3333 per share.
If upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay to the holders of shares of the Series D Preferred Stock the full amounts to which they shall be entitled, the holders of shares of the Series D Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable on or with respect to the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation, after payment shall have been made to the holders of shares of the Series D Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of any shares of Common Stock, or any other class of stock ranking, as to liquidation, dissolution or winding up, junior to the Series D

Preferred Stock, shall be entitled, to the exclusion of the holders of shares of Series D Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

                 4. VOTING RIGHTS. Except as and to the extent otherwise required by law, the Series D Preferred Stock shall not entitle the holders thereof to any vote on matters to be voted upon by the stockholders of the Corporation.

                 RESOLVED: That the statements contained in the foregoing resolution creating and designating the said "Series D" issue of the Preferred Stock of the Corporation and fixing the number, powers, preferences and relative, optional, participating and other special rights and the qualifications, limitations, restrictions and other distinguishing characteristics thereof shall, upon the effective date of said Series, be deemed to be included in and be a part of the certificate of incorporation of the Corporation pursuant to the provisions of Sections 104 and 151 of the Delaware General Corporation Law.



Signed and attested to on April ___, 1995.

                                                         /s/
                                                         -----------------------

                            CONQUEST INDUSTRIES INC.

                         COMMON STOCK PURCHASE WARRANT

                           Expiring February 15, 2000



Number of Warrants:  600,000                                    Warrant No. DW-1


         THIS IS TO CERTIFY that The Blum Asset Trust is the owner of the number of Warrants set forth above, each of which Warrants entitles the owner thereof to purchase from Conquest Industries Inc. a Delaware corporation (the "Company"), at any time on and after the Date of Issuance (as hereinafter defined) but not later than 5:00 p.m., New York City time, on the Expiration Date (as hereinafter defined), one Stock Unit (as hereinafter defined) at a purchase price of $.3333 per Stock Unit (the "Exercise Price"), subject to the terms and conditions herein provided.

         1.      Definitions.

                 As used in this Warrant, the following terms have the following respective meanings:

                 (a) "Company" has the meaning set forth in the preamble of this Warrant.

                 (b) "Date of Issuance" means the date set forth next to the signature of the Company on the signature page hereof.

                 (c) "Exercise Price" has the meaning set forth in the preamble of this Warrant.

                 (d)      "Expiration Date" means February 15, 2000.

                 (e) "Holder" means any permitted owner of this Warrant from time to time.

                 (f) "Shares" means shares of the Company's common stock, $.001 par value per share.

                 (g) "Stock Unit" means one (1) Share, as same may be adjusted from time to time in accordance with paragraph 4(a) below, and shall include any additional securities, cash or property in respect thereof in accordance with paragraph 4 below.

                 (h) "Warrant" means this Common Stock Purchase Warrant, as same may be amended from time to time in accordance herewith.

                 (i) "Warrants" means, in any amount, the right to purchase such number of Stock Units hereunder upon the exercise hereof.

                 (j) "Warrant Stock" means, collectively, (i) the Shares purchasable by the Holder hereof upon the exercise of this Warrant, and (ii) any other securities forming a part of any Stock Unit in accordance with paragraph 4 below.

         2.      Cancellation; Exercise of Warrant.

                 (a) This Warrant has been issued in conjunction with the issuance of an aggregate of 600,000 shares of Series D Preferred Stock of the Company (the "Preferred Stock"), which, pursuant to the terms thereof, may be redeemed by the Company at its option at any time. In the event that all of the then-outstanding Preferred Stock is redeemed by the Company on or before August 15, 1995, then one-third of the Warrants shall automatically be deemed cancelled and of no further force or effect at the time of the redemption of the Preferred Stock. In conjunction with and at the time of any redemption of the Preferred Stock occurring on or before August 15, 1995, the Holder shall deliver to the Company, at its office set forth in paragraph 9 below, this Warrant for cancellation in whole or in part (as applicable), and the Company shall deliver to the Holder a new warrant in substantially the form of this Warrant evidencing any uncancelled portion of this Warrant; provided, however, that notwithstanding any failure by the Holder to deliver this Warrant for cancellation (in whole or in part) hereunder, this Warrant (or the cancelled portion thereof, as the case may be) shall cease to be of any force or effect on and as of the date of the redemption of the Preferred Stock. So long as any portion of this Warrant shall be subject to cancellation pursuant to this paragraph 2(a), such portion which is subject to cancellation shall not be deemed "vested" for purposes of exercise pursuant to paragraph 2(b) below.

                 (b) In order to exercise this Warrant, in whole or in part (but only to the extent vested in accordance with paragraph 2(a) above), the Holder hereof shall deliver to the Company, at its office set forth in paragraph 9 below, at any time and from time to time between the Date of Issuance and the Expiration Date, (i) a written notice of such Holder's election to exercise, which shall specify the number of whole Stock Units to be purchased, (ii) either (A) such Holder's check payable to the Company in an aggregate amount equal to the aggregate Exercise Price for those Stock Units being purchased, (B) at the Holder's option, shares of Preferred Stock having an aggregate liquidation preference equal to the aggregate Exercise Price for those Stock Units being purchased (which shares of Preferred Stock shall be deemed to have been delivered in payment of such Exercise Price, and shall be cancelled by the Company with no right of reissuance thereof), or (C) at the Holder's option, any combination of the consideration permitted pursuant to the foregoing clauses (A) and (B), and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within fifteen (15) days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully paid and nonassessable Shares and/or any other property forming a part of the subject Stock Unit(s) issuable upon such exercise. Such stock certificate(s) shall be in such denominations as may be specified in the Holder's notice, and shall be registered in the name of such Holder or such other name or names as shall be designated in such notice.

                 (c) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents or receive notices as a stockholder), as of the time the Holder's notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, concurrently with its delivery pursuant to paragraph 2(b) above, deliver to the subject Holder a new warrant (in substantially the form of this Warrant) evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant.

                 (d) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable.

         3.      Transfer and Assignment; Lost or Stolen Warrant.

                 (a) In addition to the limitations pursuant to paragraph 10 below, Warrants evidenced by this Warrant may only be transferred in conjunction with a transfer of an equal number of shares of Preferred Stock, and to the same transferee to whom such shares of Preferred Stock are being transferred.

                 (b) Subject to paragraph 3(a) above and paragraph 10 below, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant, and the certificates representing the corresponding number of shares of Preferred Stock, at the office of the Company set forth in paragraph 9 below, accompanied by a written assignment duly executed (with signature medallion guaranteed) by the Holder hereof indicating the number of Warrants and shares of Preferred Stock being assigned or transferred. Upon any such delivery, the Company shall, subject to paragraph 10 below, execute and deliver to the Holder and/or the assignee(s) (as the case may be) new Preferred Stock certificates and new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be cancelled.

                 (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor, and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

         4.      Adjustment of Stock Unit.

                 (a) In the event and to the extent that, at any time and from time to time prior to the Expiration Date, there shall occur any stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event relating to the Shares or any other securities or other property then constituting or forming a part of a Stock Unit, then the number and type of Shares or other securities or property constituting a Stock Unit shall be correspondingly adjusted on and as of the date of such stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event.

                 (b) Similarly, in the event of any merger or consolidation in which the Company shall be a constituent party at any time and from time to time prior to the Expiration Date, (i) the Holder hereof shall thereafter be entitled to receive, upon exercise of this Warrant, such shares of stock, securities, cash or other property as would have been received by such Holder if such Holder had exercised this Warrant immediately prior to such merger or consolidation, and (ii) if the surviving entity in such merger or consolidation is not the Company, such surviving entity shall, by written instrument executed and delivered to the Holder hereof, assure to such Holder upon exercise hereof the delivery of such shares of stock, securities, cash or other property, and the continuing benefits of this Warrant in respect thereof.

                 (c) In the event of any merger or consolidation of the Company with or into another corporation, or the sale, lease or conveyance of all or substantially all of the assets of the Company, or the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in any such case, the Company shall mail to the Holder, at least fifteen (15) days prior thereto, a notice stating the date or expected date on which such action is to be taken and the expected record date for determining stockholders of record (if required) in connection therewith. Such notice shall also specify the date or expected date, if any is to be fixed, as of which record holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such merger, consolidation, sale, lease, conveyance, dissolution, liquidation, winding up or other action, as the case may be.

                 (d) In addition to any notice pursuant to paragraph 4(c) above, the Company shall give prompt written notice to the Holder hereof following the occurrence of any of the events described in this paragraph 4, and shall, as appropriate, provide such Holder with a calculation in reasonable detail of any adjustment in the composition of the Stock Units.

         5.      Financial Information.

                 The Company shall provide to each Holder, upon request therefor from time to time, a copy of the most recent quarterly or annual report previously filed by the Company with the Securities and Exchange Commission, or if no such reports are then current, a copy of the most recent quarterly or annual financial statements of the Company then available, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied.

         6.      Reservation of Shares.

                 The Company shall at all times reserve and keep available for issuance upon the exercise hereof such number of authorized but unissued or treasury Shares (and/or any other securities or property forming a part of a Stock Unit) as shall be sufficient to permit the full exercise of this Warrant.

         7.      Expenses.

                 The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer arising by reason of the issue and delivery of Warrant Stock in any name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the person requesting same has paid to the Company the amount of any such tax, or has established the payment of such tax to the Company's satisfaction.

         8.      Warrant Holder Not Deemed a Stockholder.

                 Except as otherwise provided herein, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of the Shares which the Holder is then entitled to receive upon the due exercise of this Warrant.

         9.      Notices.

                 Any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at 2215 E. M. Franklin Avenue, Austin, Texas 78723, Attention: President. Any and all notices to be given to the Holder hereof shall be given to such Holder at its address as same appears on the records of the Company.

         10.     Securities Act Restrictions.

                 The Holder, by its acceptance hereof, acknowledges and confirms that neither this Warrant nor any of the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and neither this Warrant nor any Warrant Stock may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and any applicable state securities laws relating to such security or an opinion of counsel (as hereinafter described) that registration is not required under the Act and any applicable state securities laws. Unless and until this Warrant and/or the subject Warrant Stock (as the case may be) shall become and remain subject to an effective registration under the Act and any applicable state securities laws, the Company may require, as a condition to effecting any transfer or assignment hereof or thereof on the books of the Company, a legal opinion in form and from counsel satisfactory to the Company, to the effect that an exemption from registration under the Act and any applicable state securities laws is available for such proposed transfer or assignment. Each certificate representing any Warrant Stock shall bear an appropriate legend to the foregoing effect.

         11.     Miscellaneous.

                 (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

                 (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the registered Holder hereof.

                 (c) This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

                 (d) The captions and paragraph headings used in this Warrant are for convenience of reference only, and shall not be referred to in connection with any interpretation or construction hereof.

         IN WITNESS WHEREOF, the Company, having validly authorized the issuance of this Warrant and all performance hereunder, has caused this Warrant to be executed by its duly authorized officer as of the Date of Issuance.

Date of Issuance:  April ___, 1995


                                           CONQUEST INDUSTRIES INC.


                                           By:
                                              ------------------------------

                            CONQUEST INDUSTRIES INC.

                         COMMON STOCK PURCHASE WARRANT

                             Expiring May 15, 2000



Number of Warrants:     450,000                                 Warrant No. DW-2


     THIS IS TO CERTIFY that The Blum Asset Trust is the owner of the number of Warrants set forth above, each of which Warrants entitles the owner thereof to purchase from Conquest Industries Inc., a Delaware corporation (the "Company"), at any time on and after the Date of Issuance (as hereinafter defined) but not later than 5:00 p.m., New York City time, on the Expiration Date (as hereinafter defined), one Stock Unit (as hereinafter defined) at a purchase price of $.3333 per Stock Unit (the "Exercise Price"), subject to the terms and conditions herein provided.

     1.   Definitions.

          As used in this Warrant, the following terms have the following respective meanings:

          (a) "Company" has the meaning set forth in the preamble of this Warrant.

          (b)   "Date of Issuance" means May 10, 1995.

          (c) "Exercise Price" has the meaning set forth in the preamble of this Warrant.

          (d)   "Expiration Date" means May 15, 2000.

          (e) "Holder" means any permitted owner of this Warrant from time to time.

          (f) "Shares" means shares of the Company's common stock, $.001 par value per share.

          (g) "Stock Unit" means one (1) Share, as same may be adjusted from time to time in accordance with paragraph 4(a) below, and shall include any additional securities, cash or property in respect thereof in accordance with paragraph 4 below.

          (h) "Warrant" means this Common Stock Purchase Warrant, as same may be amended from time to time in accordance herewith.

          (i) "Warrants" means, in any amount, the right to purchase such number of Stock Units hereunder upon the exercise hereof.

          (j) "Warrant Stock" means, collectively, (i) the Shares purchasable by the Holder hereof upon the exercise of this Warrant, and (ii) any other securities forming a part of any Stock Unit in accordance with paragraph 4 below.

     2.   Cancellation; Exercise of Warrant.

          (a) This Warrant has been issued in conjunction with a loan in the principal amount of $150,000 being made by The Blum Asset Trust to the Company on the Date of Issuance, which loan is represented by a Promissory Note of the Company in such principal amount dated the Date of Issuance (the "Note"), which Note may, pursuant to the terms thereof, be prepaid by the Company at its option at any time and from time to time. In the event that the entire principal amount of the Note is prepaid by the Company on or before June 15, 1995, then all of the Warrants shall automatically be deemed cancelled and of no further force or effect at the time of the prepayment in full of the Note; and in the event that the entire principal amount of the Note is prepaid subsequent to June 15, 1995 but on or before July 15, 1995, then one-half of the Warrants shall automatically be deemed cancelled and of no further force or effect at the time of the prepayment in full of the Note; and if the entire principal amount of the Note shall be prepaid subsequent to July 15, 1995 but on or before November 15, 1995, then one-third of the Warrants shall automatically be deemed cancelled and of no further force or effect at the time of the prepayment in full of the Note. In conjunction with and at the time of any prepayment in full of the Note occurring on or before November 15, 1995, the Holder shall deliver to the Company, at its office set forth in paragraph 9 below, this Warrant for cancellation in whole or in part (as applicable), and the Company shall deliver to the Holder a new warrant in substantially the form of this Warrant evidencing any uncancelled portion of this Warrant; provided, however, that notwithstanding any failure by the Holder to deliver this Warrant for cancellation (in whole or in part) hereunder, this Warrant (or the cancelled portion thereof, as the case may be) shall cease to be of any force or effect on and as of the date of the prepayment in full of the Note. So long as any portion of this Warrant shall be subject to cancellation pursuant to this paragraph 2(a), such portion which is subject to cancellation shall not be deemed "vested" for purposes of exercise pursuant to paragraph 2(b) below.

          (b) In order to exercise this Warrant, in whole or in part (but only to the extent vested in accordance with paragraph 2(a) above), the Holder hereof shall deliver to the Company, at its office set forth in paragraph 9 below, at any time and from time to time between the Date of Issuance and the Expiration Date, (i) a written notice of such Holder's election to exercise, which shall specify the number of whole Stock Units to be purchased, (ii) either (A) such Holder's check payable to the Company in an aggregate amount equal to the aggregate Exercise Price for those Stock Units being purchased, (B) at the Holder's option, by surrender for cancellation of a portion of the principal balance of the Note equal to the aggregate Exercise Price for those Stock Units being purchased (which amount of Note principal shall be deemed to have been delivered in payment of such Exercise Price, and shall be cancelled by the Company), or (C) at the Holder's option, any combination of the consideration permitted pursuant to the foregoing clauses (A) and (B), and (iii) this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within fifteen (15) days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully paid and nonassessable Shares and/or any other property forming a part of the subject Stock Unit(s) issuable upon such exercise. Such stock certificate(s) shall be in such denominations as may be specified in the Holder's notice, and shall be registered in the name of such Holder or such other name or names as shall be designated in such notice.

          (c) All certificates representing Warrant Stock as aforesaid shall be deemed to have been issued, and the Holder or other person designated to be named therein shall be deemed to become a holder of record of the subject Warrant Stock (including, to the extent permitted by law, the right to vote such securities or grant consents or receive notices as a stockholder), as of the time the Holder's notice and payment is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, concurrently with its delivery pursuant to paragraph 2(b) above, deliver to the subject Holder a new warrant (in substantially the form of this Warrant) evidencing the rights of such Holder to purchase the remaining Stock Units called for by this Warrant.

          (d) All Warrant Stock issuable upon the exercise of this Warrant in whole or in part shall, upon payment therefor in accordance herewith, be validly issued, fully paid and nonassessable.

     3.   Transfer and Assignment; Lost or Stolen Warrant.

          (a) In addition to the limitations pursuant to paragraph 10 below, Warrants evidenced by this Warrant may only be transferred in conjunction with a transfer of Note principal in an amount equal to the aggregate Exercise Price of those Warrants being transferred, and to the same transferee to whom such Note principal is being transferred.

          (b) Subject to paragraph 3(a) above and paragraph 10 below, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purposes, upon surrender of this Warrant, and surrender of the Note for cancellation (in whole or in part, as the case may be), at the office of the Company set forth in paragraph 9 below, accompanied by a written assignment duly executed (with signature medallion guaranteed) by the Holder hereof indicating the number of Warrants and amount of Note principal being assigned or transferred. Upon any such delivery, the Company shall, subject to paragraph 10 below, execute and deliver to the Holder and/or the assignee(s) (as the case may be) a new promissory note (in substantially the form of the Note) and new warrants (in substantially the form of this Warrant) in the appropriate denominations, and this Warrant shall thereupon be cancelled.

          (c) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor, and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     4.   Adjustment of Stock Unit.

          (a) In the event and to the extent that, at any time and from time to time prior to the Expiration Date, there shall occur any stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event relating to the Shares or any other securities or other property then constituting or forming a part of a Stock Unit, then the number and type of Shares or other securities or property constituting a Stock Unit shall be correspondingly adjusted on and as of the date of such stock split, stock dividend, combination or subdivision of shares, recapitalization or other such event.

          (b) Similarly, in the event of any merger or consolidation in which the Company shall be a constituent party at any time and from time to time prior to the Expiration Date, (i) the Holder hereof shall thereafter be entitled to receive, upon exercise of this Warrant, such shares of stock, securities, cash or other property as would have been received by such Holder if such Holder had exercised this Warrant immediately prior to such merger or consolidation, and
(ii) if the surviving entity in such merger or consolidation is not the Company, such surviving entity shall, by written instrument executed and delivered to the Holder hereof, assure to such Holder upon exercise hereof the delivery of such shares of stock, securities, cash or other property, and the continuing benefits of this Warrant in respect thereof.

          (c) In the event of any merger or consolidation of the Company with or into another corporation, or the sale, lease or conveyance of all or substantially all of the assets of the Company, or the voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in any such case, the Company shall mail to the Holder, at least fifteen (15) days prior thereto, a notice stating the date or expected date on which such action is to be taken and the expected record date for determining stockholders of record (if required) in connection therewith. Such notice shall also specify the date or expected date, if any is to be fixed, as of which record holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such merger, consolidation, sale, lease, conveyance, dissolution, liquidation, winding up or other action, as the case may be.

          (d) In addition to any notice pursuant to paragraph 4(c) above, the Company shall give prompt written notice to the Holder hereof following the occurrence of any of the events described in this paragraph 4, and shall, as appropriate, provide such Holder with a calculation in reasonable detail of any adjustment in the composition of the Stock Units.

     5.   Financial Information.

          The Company shall provide to each Holder, upon request therefor from time to time, a copy of the most recent quarterly or annual report previously filed by the Company with the Securities and Exchange Commission, or if no such reports are then current, a copy of the most recent quarterly or annual financial statements of the Company then available, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied.

     6.   Reservation of Shares.

          The Company shall at all times reserve and keep available for issuance upon the exercise hereof such number of authorized but unissued or treasury Shares (and/or any other securities or property forming a part of a Stock Unit) as shall be sufficient to permit the full exercise of this Warrant.

     7.   Expenses.

          The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issuance and delivery of stock or warrant certificates, that may be incurred in respect of the issuance or delivery of Warrant Stock upon any exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer arising by reason of the issue and delivery of Warrant Stock in any name other than that in which this Warrant is registered, and no such issue or delivery shall be made unless and until the person requesting same has paid to the Company the amount of any such tax, or has established the payment of such tax to the Company's satisfaction.

     8.   Warrant Holder Not Deemed a Stockholder.

          Except as otherwise provided herein, no Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of the Shares which the Holder is then entitled to receive upon the due exercise of this Warrant.

     9.   Notices.

          Any and all notices to be given to the Company hereunder shall be given to the Company at its offices located at 2215 E. M. Franklin Avenue, Austin, Texas 78723, Attention: President. Any and all notices to be given to the Holder hereof shall be given to such Holder at its address as same appears on the records of the Company.

     10.  Securities Act Restrictions.

          The Holder, by its acceptance hereof, acknowledges and confirms that neither this Warrant nor any of the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and neither this Warrant nor any Warrant Stock may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and any applicable state securities laws relating to such security or an opinion of counsel (as hereinafter described) that registration is not required under the Act and any applicable state securities laws. Unless and until this Warrant and/or the subject Warrant Stock (as the case may be) shall become and remain subject to an effective registration under the Act and any applicable state securities laws, the Company may require, as a condition to effecting any transfer or assignment hereof or thereof on the books of the Company, a legal opinion in form and from counsel satisfactory to the Company, to the effect that an exemption from registration under the Act and any applicable state securities laws is available for such proposed transfer or assignment. Each certificate representing any Warrant Stock shall bear an appropriate legend to the foregoing effect.

     11.  Miscellaneous.

          (a) No provision hereof, in the absence of affirmative action by the Holder to effect any exercise hereunder, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, regardless of whether such liability is asserted by the Company or by any creditor or creditors of the Company.

          (b) Neither this Warrant nor any of the terms or conditions hereof may be waived, amended or modified, except with the written consent of the Company and the registered Holder hereof.

          (c) This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

          (d) The captions and paragraph headings used in this Warrant are for convenience of reference only, and shall not be referred to in connection with any interpretation or construction hereof.

     IN WITNESS WHEREOF, the Company, having validly authorized the issuance of this Warrant and all performance hereunder, has caused this Warrant to be executed by its duly authorized officer as of the Date of Issuance.

Date of Issuance:  May 10, 1995.


                                    CONQUEST INDUSTRIES INC.


                                    By:
                                        ----------------------------------

                                PROMISSORY NOTE

$150,000                                                            May 10, 1995


         FOR VALUE RECEIVED, the undersigned, CONQUEST INDUSTRIES INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of THE BLUM ASSET TRUST (the "Payee"), the principal sum of One Hundred Fifty Thousand ($150,000) Dollars, and, if any portion of this Note is not paid when same shall first become due and payable (whether upon maturity, by acceleration or otherwise), then the unpaid principal balance hereof shall thereafter accrue interest at a floating rate equal to the "prime rate" of interest publicly announced from time to time by Citibank, N.A. as its "prime rate" of interest (regardless of whether such rate is the best rate offered or extended by such bank). All payments of principal and/or interest shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America by ordinary check payable to the order of the Payee at 150 East 58th Street, Suite 3400, New York, New York 10155, or such other address as the Payee may designate in writing from time to time.

         1.      Payments of Principal and Interest.

                 (a) The entire principal balance of this Note shall be due and payable on June 30, 1996, and to the extent that this Note is not paid in full on such date, the unpaid principal balance of this Note plus accrued interest thereon (as hereinabove provided) shall thereafter be due and payable on demand.

                 (b) Any payments received by the Payee in respect of this Note subsequent to the date on which this Note first becomes due and payable (whether upon maturity, by acceleration or otherwise) shall first be applied to unpaid accrued interest hereunder, and then to the principal balance hereof.

         2.      Prepayment.

                 The Maker shall have the right to prepay, without penalty, at any time or times after the date hereof, all or any portion of the outstanding principal balance of this Note.

         3.      Events of Default.

                 The following are Events of Default hereunder:

                 (a) Any failure by the Maker to pay when due all or any principal or interest hereunder or under any other promissory note issued by the Maker to the Payee, and the continuance of any such non-payment for five
(5) calendar days following the due date of such principal or interest; or

                 (b) If the Maker (i) admits in writing its inability to pay generally its debts as they mature, or (ii) makes a general assignment for the benefit of creditors, or (iii) is adjudicated a bankrupt or insolvent, or
(iv) files a voluntary petition in bankruptcy, or (v) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect, or (vi) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within sixty (60) days after the date of the commencement thereof, (vii) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within sixty (60) days thereafter, or (viii) takes any action in furtherance of any of the foregoing; or

                 (c) Any liquidation, dissolution or winding up of the Maker or its business.

         4.      Remedies on Default.

                 If any Event of Default shall occur and be continuing, the holder hereof shall, in addition to any and all other available rights and remedies, have the right, at its option (except for an Event of Default under paragraph 3(b) above, the occurrence of which shall automatically effect acceleration hereunder), (a) to declare the entire unpaid principal balance of this Note, together with any and all accrued interest hereunder, to be immediately due and payable, and (b) to pursue any and all available remedies for the collection of such principal and interest, and any further interest thereafter accruing hereunder.

         5.      Certain Waivers.

                 Except as otherwise expressly provided in this Note, the Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default, and notice of any and all of the foregoing. All amounts payable under this Note shall be payable without relief under any applicable valuation and appraisement laws.

         6.      Amendments.

                 This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         7.      Cumulative Remedies.

                 No right or remedy conferred upon the Payee under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein and/or now or hereafter existing at law or in equity or otherwise.

         8.      Waivers; Course of Dealing.

                 No course of dealing between the Maker and the Payee, or any failure or delay on the part of the Payee in exercising any rights or remedies, or any single or partial exercise of any rights or remedies, shall operate as a waiver or preclude the exercise of any other rights or remedies available to the Payee.

         9.      Governing Law.

                 This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.

         10.     Collection Costs.

                 In the event that the Payee shall, after the occurrence of an Event of Default, turn this Note over to an attorney for collection, the Maker shall further be obligated to the Payee for the Payee's reasonable attorneys' fees and expenses incurred in connection with such collection.

                                                  CONQUEST INDUSTRIES INC.



                                                  By:___________________________
                                                                     (Title)